UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Current Report Pursuant to Section 13
                     of the Securities Exchange Act of 1934

       Date of Report (Date Earliest Event reported) -- January 12, 2005
                              (January 12, 2005)

                               MDC PARTNERS INC.

             (Exact name of registrant as specified in its charter)


            Ontario                     001-13718              98-0364441
(Jurisdiction of Incorporation)  (Commission File Number)    (IRS Employer
                                                            Identification No.)


               45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
             (Address of principal executive offices and zip code)

                                 (416) 960-9000
                        (Registrant's Telephone Number)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01. Regulation FD Disclosure.

On December 20, 2004, the Company filed its Form 10-Q for the period ended September 30, 2004, as well as its restated Form 40-F/A for 2003 and Form 10-Q/A's for the periods ended March 31, 2004 and June 30, 2004. In order to supplement the information contained in the Company's recently filed Form 10-Q and other SEC reports, the Company has prepared the attached restated condensed consolidated balance sheets as at December 31, 2002, March 31, 2003, June 30, 2003, September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004.

The foregoing information (including the exhibit hereto) is being furnished under "Item 7.01. Regulation FD Disclosure." Such information (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 7.01 and 9.01 (including the restated condensed consolidated balance sheets) do not mean that such information is material or that the Company's disclosure of such information is required.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1   Financial Statements

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: January 12, 2005                    MDC Partners Inc.

                                          By:
                                                /s/ Glenn Gibson
                                                -------------------------------
                                                Glenn Gibson
                                                Senior Vice President, Finance